SECURITIES AND EXCHANGE COMMISSION
			    Washington, D.C.  20549
				   FORM 8-K

				Current Report

		Pursuant to Section 13 or 15(d) of the Securities
			 Exchange Act of 1934

		Date of Report (date of earliest event reported):
				November 15, 2002

			MMCA  AUTO  OWNER TRUST  2002-3
		 (MMCA Auto Receivables Trust  - Originator)
                ______________________________________________________
		(Exact Name of Registrant as Specified in its Charter)


		Delaware  				33-0869011
	____________________________		________________________
	(State or other jurisdiction		(Commission File Number)
	      of incorporation)			  (IRS Employer Id No.)


				P.O. Box 6038
			Cypress, California  90630-0038
				(714) 236-1510
		_______________________________________________________
		(Address of Registrant's principal executive office and Registrant's telephone number, including area code)

	Item 5.	Other Events.
		The Registrant hereby incorporates by reference the information contained in the attached exhibits in response to this Item 5.

	Item 7.	Financial Statements and Exhibits.
		(c)  Exhibits.
			MMCA Auto Owner Trust 2002-3
			Asset Backed Notes and
			Asset Backed Certificates.

	Monthly Servicer's Certificate, dated: November 8, 2002

	Monthly Servicing Report, for the following reporting period:
		October 1, 2002 through October 31, 2002


				SIGNATURES

	Pursuant to the requirements of the Securities Exchange
	Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	MMCA AUTO RECEIVABLES Trust
	Dated: November 25, 2002


	/s/ Hideyuki Kitamura
	________________________
	By: Hideyuki Kitamura
	Executive V.P., Finance & Treasurer